UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 26, 2007

FLAG INTERMEDIATE

HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-132918	20-3779375
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

METALS USA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13123	76-0533626
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Riverway, Suite 1100 Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code) (713) 965-0990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition.

On February 26, 2007, Metals USA, Inc. issued a press release announcing financial results for the fourth quarter and fiscal year ended December 31, 2006. Metals USA, Inc. also announced that management will hold a conference call to discuss the information in the press release on Monday, February 26, 2007 at 11:00 a.m. Eastern Standard Time. The press release is included in this report as Exhibit 99.1.

The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
99.1	Press Release dated February 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG INTERMEDIATE HOLDINGS CORPORATION

Date: February 26, 2007	/s/ John A. Hageman
Name: John A. Hageman
Title: Senior Vice President and Chief Legal Officer

METALS USA, INC.

Date: February 26, 2007	/s/ John A. Hageman
Name: John A. Hageman
Title: Senior Vice President and Chief Legal Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 26, 2007.